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                                                                     MAY 1, 1998

                         MITCHELL HUTCHINS SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Mitchell Hutchins Series Trust ("Fund") is a professionally managed, open-end investment company that offers shares in the Portfolios listed below. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts and/or variable life insurance contracts (collectively, "Contracts"). Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as investment adviser and administrator of each Portfolio and also serves as distributor of each Portfolio's Class I shares. Certain Portfolios have sub-advisers ("Sub-Advisers").

    *MONEY MARKET PORTFOLIO invests in high grade money market instruments and repurchase agreements secured by such instruments.

    *HIGH GRADE FIXED INCOME PORTFOLIO invests primarily in U.S. government bonds, including those backed by mortgages, and high quality corporate bonds and mortgage-backed and asset-backed securities of private issuers.

    *STRATEGIC FIXED INCOME PORTFOLIO invests primarily in bonds and other fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years.

    *STRATEGIC INCOME PORTFOLIO strategically allocates its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds.

    *GLOBAL INCOME PORTFOLIO invests principally in high quality bonds of foreign and U.S. issuers.

    *HIGH INCOME PORTFOLIO invests primarily in a diversified range of high yield, high risk U.S. and foreign corporate bonds.

    *BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade bonds and money market instruments.

    *GROWTH AND INCOME PORTFOLIO invests primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth.

    *TACTICAL ALLOCATION PORTFOLIO follows a disciplined investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

    *GROWTH PORTFOLIO invests primarily in equity securities of companies believed to have substantial potential for capital growth.

    *AGGRESSIVE GROWTH PORTFOLIO invests primarily in the common stocks of U.S. companies expected to grow faster in assets and stock prices than the average rate of companies in the Standard & Poor's 500 Composite Stock Price Index.

    *SMALL CAP PORTFOLIO invests primarily in equity securities of small capitalization ("small cap") companies.

    *GLOBAL GROWTH PORTFOLIO invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated May 1, 1998. A copy of the Prospectus may be obtained by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.
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                               TABLE OF CONTENTS

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
Investment Policies and Limitations........................................   3
Hedging and Related Strategies Using Derivative Instruments................  21
Trustees and Officers; Principal Holders of Securities.....................  30
Investment Advisory Services...............................................  38
Portfolio Transactions.....................................................  41
Additional Purchase and Redemption Information.............................  44
Valuation of Shares........................................................  44
Taxes......................................................................  46
Dividends..................................................................  48
Other Information..........................................................  48
Financial Statements.......................................................  49
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                                       2
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                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its thirteen Portfolios. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Portfolio's ability to use the investments or techniques discussed in these documents.

  RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Investing in non-U.S. securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. Investments in securities of foreign issuers or securities denominated in a foreign currency involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. From time to time, foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose that Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

  Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Portfolios may invest in depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), global depository receipts ("GDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They are generally in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each Portfolio's investment policies, ADRs, EDRs or GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR evidencing ownership of common stock will be treated as common stock.

  ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

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  The Portfolios that may invest outside the United States anticipate that their brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

  The costs attributable to foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

  Investment income earned on certain foreign securities, and gains realized from the disposition thereof, may be subject to foreign withholding or other taxes that could reduce the yield and/or total return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject. In addition, substantial limitations may exist in certain countries with respect to the Portfolios' ability to repatriate investment capital or the proceeds of sales of securities.

  All or a substantial portion of High Income Portfolio's or Strategic Income Portfolio's investments in foreign and emerging market securities may be rated below investment grade or may be unrated securities with credit characteristics that are comparable to securities that are rated below investment grade. Strategic Income Portfolio may invest without limit in securities of issuers in emerging market countries and in non-U.S. dollar-denominated fixed income securities, including securities denominated in the local currencies of emerging market countries.

  EMERGING MARKET SECURITIES. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. A Portfolio's net investment income and capital gains from its foreign investment activities may be subject to foreign withholding taxes.

  Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of

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an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require a Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

  SOVEREIGN DEBT. Investment in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins or the applicable Sub-Adviser manages the Portfolios' investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

  To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

  With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At

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times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

  Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Portfolios, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.


  BRADY BONDS. Brady Bonds are sovereign debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

  Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

  Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other institutions and are generally maintained through European transnational securities depositories.

  STRUCTURED FOREIGN INVESTMENTS. This term refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is dependent on the extent of the cash flow on the underlying instruments.

  Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

  FOREIGN CURRENCY TRANSACTIONS. Although each Portfolio that invests in securities denominated in foreign currencies values its assets daily in U.S. dollars, none of these Portfolios intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  The value of the foreign currency-denominated assets of a Portfolio, as measured in U.S. dollars, may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a Portfolio may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire immediately to resell that currency to the dealer. Each Portfolio conducts its currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

  INVESTMENTS IN OTHER INVESTMENT COMPANIES. From time to time, investments in other investment companies may be the most effective available means by which a Portfolio may invest in securities of issuers

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in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, a Portfolio would continue to pay its own management fees and other expenses. Each Portfolio that may invest outside the United States may invest in such investment companies when, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expenses. In addition, a Portfolio's investments in such investment companies are subject to limitations under the Investment Company Act of 1940 ("1940 Act") and market availability and may result in special federal income tax consequences.

  SELECTION OF SECURITIES--STRATEGIC INCOME PORTFOLIO. In selecting U.S. government and investment grade securities for Strategic Income Portfolio, Mitchell Hutchins considers factors such as the general level of interest rates, changes in the perceived creditworthiness of the issuers, the prepayment outlook for the mortgage market and changes in general economic conditions and business conditions affecting the issuers and their respective industries.

  In selecting U.S. high yield securities for Strategic Income Portfolio, Mitchell Hutchins seeks to identify issuers and industries that Mitchell Hutchins believes are more likely to experience stable or improving financial conditions. Many corporations are in the process of strengthening, or have recently improved, their financial positions through cost-cutting, restructuring or refinancing with lower cost debt. Mitchell Hutchins expects that, at times when the U.S. economy is improving, these factors and others may lead many issuers to experience financial improvement and possible credit upgrades. Mitchell Hutchins seeks to identify these issuers through detailed credit research. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

  Mitchell Hutchins selectively invests Strategic Income Portfolio's assets allocated to foreign and emerging market securities in securities of issuers in countries where the combination of income market yields, the price appreciation potential of fixed income securities and, with respect to non-U.S. dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Determinations as to the foreign markets in which the Portfolio invests are based on an evaluation of total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history of the country in which the issuer is located. Particular securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various issues by a single issuer, analysis of volatility and liquidity of these particular instruments and the tax implications to the Portfolio of various instruments.

  SELECTION OF INVESTMENTS BY BALANCED PORTFOLIO. The money market instruments in which Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion and interest-bearing savings deposits in U.S. commercial and savings banks in principal amounts at each such bank not greater than are fully insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits does not exceed 5% of the value of the Portfolio's assets; commercial paper and other short-term corporate obligations; and variable and floating rate securities and repurchase agreements. The Portfolio may also hold cash.

  The commercial paper and other short-term corporate obligations purchased by Balanced Portfolio will consist only of obligations of U.S. corporations that are (1) rated at least Prime-2 by Moody's Investors

Service, Inc. ("Moody's") or A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), (2) comparably rated by another nationally recognized statistical rating organization ("NRSRO") or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

  MONEY MARKET INVESTMENTS. The money market investments of the Portfolios other than Balanced Portfolio and Money Market Portfolio (which are described elsewhere in the Prospectus or Statement of Additional Information) include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments. Only those Portfolios that may invest outside the United States may invest in money market instruments that are denominated in foreign currencies.

  Global Growth Portfolio may invest, directly or indirectly, up to 25% of its assets in the GEIM Short-Term Investment Fund ("Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of Global Growth Portfolio and other accounts advised by either GE Investment Management Incorporated ("GEIM") or its affiliate, General Electric Investment Corporation. The Investment Fund invests exclusively in the money market instruments described in (1) through (7) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will Global Growth Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

  YIELD FACTORS AND RATINGS. Moody's, S&P and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  A Portfolio may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by any Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Portfolio.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins or a Sub-Adviser, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on debt securities in which the Portfolios invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  Debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins or a Sub-Adviser, as applicable, to be of comparable quality are below investment grade, are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated debt securities, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in the recent volatility in emerging market securities, particularly in Asia. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Foreign mortgage-backed securities may employ different structures. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac, (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, each Portfolio expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins or a Sub-Adviser believes may assist a Portfolio in achieving its investment objective. Similarly, a Portfolio may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as a Portfolio. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-issued mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by full faith and credit of the U.S. government.

  Private, RTC and Similar Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single class mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in market value.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or PO class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of a security.

  Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  Special Characteristics of Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Portfolio.

  Additional Information on ARM and Floating Rate Mortgage-Backed
Securities. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

  Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  CONVERTIBLE SECURITIES. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks in the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value, determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Portfolios that may invest in convertible securities may hold any equity securities they acquire upon conversion subject only to their limitations on holding equity securities.

  DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a U.S. Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

  Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

  There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and the Sub-Advisers, as applicable, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

  WARRANTS. Warrants are securities permitting but not obligating their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 10% or 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased OTC, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins or the applicable Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's board of trustees (sometimes referred to as the "board"). The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only ("IO") and principal-only ("PO") classes of mortgage-backed securities are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or the applicable Sub-Adviser has determined that they are liquid pursuant to guidelines established by the board. To the extent a Portfolio invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Institutional markets for restricted securities have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser, pursuant to guidelines approved by the board. Mitchell Hutchins or the applicable Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the applicable Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the board.

  ZERO COUPON, OID AND PIK SECURITIES; TREASURY INFLATION PROTECTED SECURITIES. Federal tax law requires that a holder of a security with original issue discount ("OID") accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income each year attributable to such securities. Similarly, while payment-in-kind ("PIK") securities may pay "interest" in the form of additional securities rather than cash, that interest must be included in a Portfolio's annual income. Similarly, the amount of any principal increase in a Treasury Inflation Protected Security ("TIPS") held by a Portfolio also must be included in its annual income.

  To qualify for pass-through federal income tax treatment as regulated investment company, each Portfolio must distribute substantially all of its net investment income each year, including non-cash income. See "Taxes." Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities and any amounts attributable to principal increases on TIPS. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so.

  Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. As long as the SEC takes this position, CATS and TIGRs, which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to Strategic Fixed Income Portfolio.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent.

  Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimum credit risks in accordance with guidelines established by the board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Strategic Fixed Income, Strategic Income and Global Income Portfolios may enter into arbitraged reverse repurchase agreements with banks and securities dealers. Strategic Fixed Income and Strategic Income Portfolios also may invest in arbitraged dollar rolls. Such transactions involve the sale of securities held by a Portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such transactions are considered to be borrowings and may be entered into only for temporary purposes. While a reverse repurchase agreement or dollar roll is outstanding, a Portfolio's custodian segregates assets to cover the amount of its obligations under the reverse repurchase agreement or dollar roll. See "Investment Policies and Restrictions--Segregated Accounts."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Portfolio's net asset value. When a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolios purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable Sub-Adviser deems it advantageous to do so, which may result in a capital gain or loss to a Portfolio.

  LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend portfolio securities valued at up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Portfolio's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Portfolio may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any of its loans at any time. A Portfolio may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the reinvestment of cash held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on a loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  Pursuant to procedures adopted by the board governing each Portfolio's securities lending program, PaineWebber has been retained to serve as lending agent for each Portfolio. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. Strategic Fixed Income Portfolio, High Income Portfolio [and Global Income Portfolio] each may invest up to 5% of its net assets, and Strategic Income Portfolio may invest without limit, in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the Portfolio's having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Portfolio's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SHORT SALES "AGAINST THE BOX". Each Portfolio (other than Money Market Portfolio) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Portfolio maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

  A Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. None of the Portfolios currently intends to have obligations under short sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

  SEGREGATED ACCOUNTS. When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate swaps or forward currency contracts.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or
(b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  Each Portfolio will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities (or, in the case of Money Market Portfolio, to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks).

    For Money Market Portfolio only--the following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

    (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  The following investment restriction applies to all Portfolios except Global Income Portfolio and Strategic Income Portfolio.

    (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the board without shareholder approval.

  Each Portfolio will not:

    (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity and/or variable life insurance contracts.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

          HEDGING AND RELATED STRATEGIES USING DERIVATIVE INSTRUMENTS

  GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Portfolios' investments or attempt to enhance the Portfolios' income or realize gains. For Portfolios that are permitted to invest outside the United States, Mitchell Hutchins or the applicable Sub-Adviser also may use forward currency contracts, foreign currency options and futures and options thereon. Portfolios that invest primarily in bonds also may enter into interest rate swaps. A Portfolio may enter into transactions using one or more type s of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets. Money Market Portfolio is not authorized to use these Derivative Instruments. The particular Derivative Instruments used by the other Portfolios are described below.

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDICES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  A Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A Portfolio might enter into a long straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Portfolio might enter into a short straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Derivative Instruments to increase or reduce a Portfolio's exposure to an asset class without buying or selling the underlying instruments.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Portfolio's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins or the applicable Sub-Adviser may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objectives and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVES INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' or the applicable Sub-Adviser's ability to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins or the applicable Sub-Adviser is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets on which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because Mitchell Hutchins or the applicable Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR STRATEGIES USING DERIVATIVES INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a Portfolio's assets to cover positions or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Each Portfolio that may use options may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities. Portfolios that may invest outside the United States also may purchase put and call options, and write covered options, on foreign currencies. Each Portfolio that may use options may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, the Portfolios may purchase options to enhance return by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

  Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  A Portfolio may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

  LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of its net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of its net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. In addition, the Portfolios may purchase or sell futures contracts or purchase options thereon to enhance return by increasing or reducing exposure to an asset class without purchasing or selling the underlying securities.

  Futures strategies also can be used to manage the average duration of a Portfolio. If Mitchell Hutchins or the applicable Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or the applicable Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

  The Portfolios that may invest outside the United States may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Portfolios' use of futures is governed by the following guidelines, which can be changed by the board without shareholder vote.

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

    (2) The aggregate premiums on all options (including options on securities, foreign currencies and stock indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of its net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of its total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each Portfolio that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Portfolio might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and Mitchell Hutchins or the applicable Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Portfolios could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. Portfolios that may invest outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. The Portfolios may use forward currency contracts to realize gains from favorable changes in exchange rates.

  The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with future contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument held or written, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A Portfolio that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Portfolio maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as described above in "Investment Policies and Limitations--Segregated Accounts."

  SWAP TRANSACTIONS. A Portfolio that invests primarily in bonds may enter into interest swap transactions, including swaps, caps, floors and collars. An interest rate swap involves an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. An interest rate cap or floor transaction involves an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. An interest rate collar transaction involves an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  Each Portfolio expects to enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Portfolios each may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate swap transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the applicable Sub-Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to any Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Portfolio assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are entered into by the Portfolio.

  Each Portfolio will enter into swap transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Margo N. Alexander**; 51     Trustee and President  Mrs. Alexander is presi-
                                                      dent, chief executive of-
                                                      ficer and a director of
                                                      Mitchell Hutchins (since
                                                      January 1995) and an ex-
                                                      ecutive vice president
                                                      and director of
                                                      PaineWebber. Mrs. Alexan-
                                                      der is president and a
                                                      director or trustee of 30
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
 Richard Q. Armstrong; 62     Trustee                Mr. Armstrong is chairman
 78 West Brother Drive                                and principal of RQA En-
 Greenwich, CT 06830                                  terprises (management
                                                      consulting firm) (since
                                                      April 1991 and principal
                                                      occupation since March
                                                      1995). Mr. Armstrong is
                                                      also a director of Hi Lo
                                                      Automotive, Inc. He was
                                                      chairman of the board,
                                                      chief executive officer
                                                      and co-owner of Adiron-
                                                      dack Beverages (producer
                                                      and distributor of soft
                                                      drinks and
                                                      sparkling/still waters)
                                                      (October 1993-March
                                                      1995). He was a partner
                                                      of The New England Con-
                                                      sulting Group (manage-
                                                      ment consulting firm)
                                                      (December 1992-September
                                                      1993). He was managing
                                                      director of LVMH U.S.
                                                      Corporation (U.S. sub-
                                                      sidiary of the French
                                                      luxury goods conglomer-
                                                      ate, Louis Vuitton Moet
                                                      Hennessey Corporation)
                                                      (1987-1991) and chairman
                                                      of its wine and spirits
                                                      subsidiary, Schieffelin
                                                      & Somerset Company
                                                      (1987-1991). Mr. Arm-
                                                      strong is a director or
                                                      trustee of 29 investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 E. Garrett Bewkes, Jr.**; 71 Trustee and Chairman   Mr. Bewkes is a director
                               of the Board of        of Paine Webber Group
                               Trustees               Inc. ("PW Group") (hold-
                                                      ing company of
                                                      PaineWebber and Mitchell
                                                      Hutchins). Prior to De-
                                                      cember 1995, he was a
                                                      consultant to PW Group.
                                                      Prior to 1988, he was
                                                      chairman of the board,
                                                      president and chief ex-
                                                      ecutive officer of Amer-
                                                      ican
                                                      Bakeries Company. Mr.
                                                      Bewkes is also a direc-
                                                      tor of Interstate Baker-
                                                      ies Corporation and
                                                      NaPro BioTherapeutics,
                                                      Inc. Mr. Bewkes is a di-
                                                      rector or trustee of 30
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Richard R. Burt; 51          Trustee                Mr. Burt is chairman of
 1275 Pennsylvania Avenue,                            IEP Advisors, Inc. (in-
 N.W.                                                 ternational investments
 Washington, D.C. 20004                               and consulting firm)
                                                      (since March 1994) and a
                                                      partner of McKinsey &
                                                      Company (management con-
                                                      sulting firm) (since
                                                      1991). He is also a di-
                                                      rector of American Pub-
                                                      lishing Company and
                                                      Archer-Daniels-Midland
                                                      Co. (agricultural com-
                                                      modities). He was the
                                                      chief negotiator in the
                                                      Strategic Arms Reduction
                                                      Talks with the former
                                                      Soviet Union (1989-1991)
                                                      and the U.S. Ambassador
                                                      to the

                                                          BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE      POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------      ----------------------  -----------------------
                                                        Federal Republic of
                                                        Germany (1985-1989).
                                                        Mr. Burt is a director
                                                        or trustee of 29 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Mary C. Farrell**; 48          Trustee                Ms. Farrell is a manag-
                                                        ing director, senior
                                                        investment strategist
                                                        and member of the In-
                                                        vestment Policy Commit-
                                                        tee of PaineWebber. Ms.
                                                        Farrell joined
                                                        PaineWebber in 1982.
                                                        She is a member of the
                                                        Financial Women's Asso-
                                                        ciation and Women's
                                                        Economic Roundtable and
                                                        appears as a regular
                                                        panelist on Wall $treet
                                                        Week with Louis
                                                        Rukeyser. She also
                                                        serves on the Board of
                                                        Overseers of New York
                                                        University's Stern
                                                        School of Business. Ms.
                                                        Farrell is a director
                                                        or trustee of 29 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Meyer Feldberg; 56             Trustee                Mr. Feldberg is Dean and
 Columbia University                                    Professor of Management
 101 Uris Hall                                          of the Graduate School
 New York, New York 10027                               of Business, Columbia
                                                        University. Prior to
                                                        1989, he was president
                                                        of the Illinois Insti-
                                                        tute of Technology.
                                                        Dean Feldberg is also a
                                                        director of K-III Com-
                                                        munications Corpora-
                                                        tion, Federated Depart-
                                                        ment Stores Inc., and
                                                        Revlon, Inc. Dean
                                                        Feldberg is a director
                                                        or trustee of 29 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 George W. Gowen; 68            Trustee                Mr. Gowen is a partner
 666 Third Avenue                                       in the law firm of Dun-
 New York, New York 10017                               nington, Bartholow &
                                                        Miller. Prior to May
                                                        1994 he was a partner
                                                        in the law firm of Fry-
                                                        er, Ross & Gowen.
                                                        Mr. Gowen is also a di-
                                                        rector of Columbia Real
                                                        Estate Investments,
                                                        Inc. Mr. Gowen is a di-
                                                        rector or trustee of 29
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Frederic V. Malek; 61          Trustee                Mr. Malek is Chairman of
 1455 Pennsylvania Avenue, N.W.                         Thayer Capital Partners
 Suite 350                                              (merchant bank). From
 Washington, D.C. 20004                                 January 1992 to Novem-
                                                        ber 1992 he was cam-
                                                        paign manager of Bush-
                                                        Quayle '92. From 1990
                                                        to 1992, he was vice
                                                        chairman and, from 1989
                                                        to 1990, he was presi-
                                                        dent of Northwest Air-
                                                        lines Inc., NWA Inc.
                                                        (holding

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
                                                      company of Northwest
                                                      Airlines Inc.) and Wings
                                                      Holdings Inc. (holding
                                                      company of NWA Inc.).
                                                      Prior to 1989, he was
                                                      employed by the Marriott
                                                      Corporation (hotels,
                                                      restaurants, airline ca-
                                                      tering and contract
                                                      feeding), where he most
                                                      recently was an execu-
                                                      tive vice president and
                                                      president of Marriott
                                                      Hotels and Resorts.
                                                      Mr. Malek is also a di-
                                                      rector of American Man-
                                                      agement Systems, Inc.
                                                      (management consulting
                                                      and computer related
                                                      services), Automatic
                                                      Data Processing, Inc.,
                                                      CB Commercial Group,
                                                      Inc. (real estate serv-
                                                      ices), Choice Hotels In-
                                                      ternational (hotel and
                                                      hotel franchising), FPL
                                                      Group, Inc. (electric
                                                      services), Integra, Inc.
                                                      (bio-medical), Manor
                                                      Care, Inc. (health
                                                      care), National Educa-
                                                      tion Corporation and
                                                      Northwest Airlines Inc.
                                                      Mr. Malek is a director
                                                      or trustee of 29 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Carl W. Schafer; 62          Trustee                Mr. Schafer is president
 P.O. Box 1164                                        of the Atlantic Founda-
 Princeton, NJ 08542                                  tion (charitable founda-
                                                      tion supporting mainly
                                                      oceanographic explora-
                                                      tion and research). He
                                                      is a director of Roadway
                                                      Express, Inc. (truck-
                                                      ing), The Guardian Group
                                                      of Mutual Funds, Evans
                                                      Systems, Inc. (motor fu-
                                                      els, convenience store
                                                      and diversified compa-
                                                      ny), Electronic Clearing
                                                      House, Inc. (financial
                                                      transactions process-
                                                      ing), Wainoco Oil Corpo-
                                                      ration and Nutraceutix
                                                      Inc. (biotechnology com-
                                                      pany). Prior to January
                                                      1993, he was chairman of
                                                      the Investment Advisory
                                                      Committee of the Howard
                                                      Hughes Medical Insti-
                                                      tute. Mr. Schafer is a
                                                      director or trustee of
                                                      29 investment companies
                                                      for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 T. Kirkham Barneby; 51       Vice President         Mr. Barneby is a managing
                                                      director and chief in-
                                                      vestment officer--quan-
                                                      titative investment of
                                                      Mitchell Hutchins. Prior
                                                      to September 1994, he
                                                      was a senior vice presi-
                                                      dent at Vantage Global
                                                      Management. Prior to
                                                      June 1993, he was a se-
                                                      nior vice president at
                                                      Mitchell Hutchins.
                                                      Mr. Barneby is a vice
                                                      president of six invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Ellen R. Harris; 51          Vice President         Ms. Harris is a managing
                                                      director and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Ms. Harris is a
                                                      vice president of two in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Donald R. Jones; 37          Vice President         Mr. Jones is a first vice
                                                      president and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Prior to Febru-
                                                      ary 1996, he was a vice
                                                      president in the asset
                                                      management group of First
                                                      Fidelity Bancorporation.
                                                      Mr. Jones is a vice pres-
                                                      ident of two investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 James F. Keegan; 37          Vice President         Mr. Keegan is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to March 1996, he was di-
                                                      rector of fixed income
                                                      strategy and research of
                                                      Merrion Group, L.P. From
                                                      1987 to 1994, he was a
                                                      vice president of global
                                                      investment management of
                                                      Bankers Trust. Mr. Keegan
                                                      is a vice president of
                                                      three investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 Thomas J. Libassi; 39        Vice President         Mr. Libassi is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to May 1994, he was a
                                                      vice president of Key-
                                                      stone Custodian Funds
                                                      Inc. with portfolio man-
                                                      agement responsibility.
                                                      Mr. Libassi is a vice
                                                      president of five invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.


 Dennis McCauley; 51          Vice President         Mr. McCauley is a managing
                                                      director and chief in-
                                                      vestment officer--fixed
                                                      in-come of Mitchell
                                                      Hutchins. Prior to Decem-
                                                      ber 1994, he was director
                                                      of fixed income
                                                      investments of IBM Corpo-
                                                      ration. Mr. McCauley is a
                                                      vice president of 20 in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Ann E. Moran; 40             Vice President and     Ms. Moran is a vice presi-
                               Assistant Treasurer    dent and a manager of the
                                                      mutual fund finance divi-
                                                      sion of Mitchell
                                                      Hutchins. Ms. Moran is a
                                                      vice president and assis-
                                                      tant treasurer of 30 in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Dianne E. O'Donnell; 45      Vice President and     Ms. O'Donnell is a senior
                               Secretary              vice president and deputy
                                                      general counsel of Mitch-
                                                      ell Hutchins. Ms.
                                                      O'Donnell is a vice pres-
                                                      ident and secretary of 29
                                                      investment companies and
                                                      vice president and assis-
                                                      tant secretary of one in-
                                                      vestment company for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Emil Polito; 37              Vice President         Mr. Polito is a senior
                                                      vice president and direc-
                                                      tor of operations and
                                                      control for Mitchell
                                                      Hutchins. From March 1991
                                                      to September 1993 he was
                                                      director of the mutual
                                                      funds sales support and
                                                      service center for Mitch-
                                                      ell Hutchins and
                                                      PaineWebber. Mr. Polito
                                                      is a vice president of 30
                                                      investment companies
                                                      for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment
                                                      adviser.
 Susan Ryan; 38               Vice President         Ms. Ryan is a senior vice
                                                      president and portfolio
                                                      manager of Mitchell
                                                      Hutchins and has been
                                                      with Mitchell Hutchins
                                                      since 1982. Ms. Ryan is a
                                                      vice president of five
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Victoria E. Schonfeld; 47    Vice President         Ms. Schonfeld is a manag-
                                                      ing director and general
                                                      counsel of Mitchell
                                                      Hutchins. Prior to May
                                                      1994, she was a partner
                                                      in the law firm of Arnold
                                                      & Porter. Ms. Schonfeld
                                                      is a vice president of 29
                                                      investment companies and
                                                      a vice president and sec-
                                                      retary of one investment
                                                      company for which Mitch-
                                                      ell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 Paul H. Schubert; 35         Vice President and     Mr. Schubert is a first
                               Treasurer              vice president and the
                                                      director of the mutual
                                                      fund finance division of
                                                      Mitchell Hutchins. From
                                                      August 1992 to August
                                                      1994, he was a vice pres-
                                                      ident at BlackRock Finan-
                                                      cial Management L.P. Mr.
                                                      Schubert is a vice presi-
                                                      dent and treasurer of 30
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Nirmal Singh; 42             Vice President         Mr. Singh is a senior vice
                                                      president and portfolio
                                                      manager of Mitchell
                                                      Hutchins. Prior to 1993,
                                                      he was a member of
                                                      the portfolio management
                                                      team at Merrill

                                                       BUSINESS EXPERIENCE
   NAME AND ADDRESS*; AGE   POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
   ----------------------   ----------------------   -----------------------
                                                    Lynch Asset Management,
                                                    Inc. Mr. Singh is a vice
                                                    president of four invest-
                                                    ment companies for which
                                                    Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Barney A. Taglialatela; 37 Vice President and     Mr. Taglialatela is a vice
                             Assistant Treasurer    president and a manager of
                                                    the mutual fund finance
                                                    division of Mitchell
                                                    Hutchins. Prior to Febru-
                                                    ary 1995, he was a manager
                                                    of the mutual fund finance
                                                    division of Kidder Peabody
                                                    Asset Management, Inc. Mr.
                                                    Taglialatela is a vice
                                                    president and assistant
                                                    treasurer of 30 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Mark A. Tincher; 42        Vice President         Mr. Tincher is a managing
                                                    director and chief invest-
                                                    ment officer--equities of
                                                    Mitchell Hutchins. Prior
                                                    to March 1995, he was a
                                                    vice president and di-
                                                    rected the U.S. funds man-
                                                    agement and equity re-
                                                    search areas of Chase Man-
                                                    hattan Private Bank. Mr.
                                                    Tincher is a vice presi-
                                                    dent of 13 investment com-
                                                    panies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment ad-
                                                    viser.
 Craig M. Varrelman; 39     Vice President         Mr. Varrelman is a senior
                                                    vice president and a port-
                                                    folio manager of Mitchell
                                                    Hutchins. Mr. Varrelman is
                                                    a vice president of four
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Stuart Waugh; 42           Vice President         Mr. Waugh is a managing di-
                                                    rector and a portfolio
                                                    manager of Mitchell
                                                    Hutchins responsible for
                                                    global fixed income in-
                                                    vestments and currency
                                                    trading. Mr. Waugh is a
                                                    vice president of five in-
                                                    vestment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Keith A. Weller; 36        Vice President and     Mr. Weller is a first vice
                             Assistant Secretary    president and associate
                                                    general counsel of Mitch-
                                                    ell Hutchins. Prior to May
                                                    1995, he was an attorney
                                                    in private practice. Mr.
                                                    Weller is a vice president
                                                    and assistant secretary of
                                                    29 investment companies
                                                    for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment ad-
                                                    viser.

                                                      BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE POSITION WITH THE FUND      AND OTHER DIRECTORSHIPS
 ---------------------- ----------------------      -----------------------
 Ian W. Williams; 40    Vice President and     Mr. Williams is a vice president
                         Assistant Treasurer    and a manager of the mutual
                                                fund finance division of Mitch-
                                                ell Hutchins. Mr. Williams is a
                                                vice president and assistant
                                                treasurer of 30 investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.

--------
 *Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
**Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
 Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $500 annually for each Portfolio and $150 for each board meeting and for each separate meeting of a board committee with respect to that Portfolio. The Fund presently has 13 Portfolios and thus pays each such trustee $6,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and the applicable Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Fund's current trustees who held office with the Fund or other PaineWebber funds during the fiscal year ended December 31, 1997.

                              COMPENSATION TABLE+

                                               AGGREGATE    TOTAL COMPENSATION
                                              COMPENSATION  FROM THE FUND AND
          NAME OF PERSON, POSITION           FROM THE FUND* THE FUND COMPLEX**
          ------------------------           -------------- ------------------
Richard Q. Armstrong,
 Trustee....................................    $12,600          $ 94,885
Richard R. Burt,
 Trustee....................................     11,250            87,085
Meyer Feldberg,
 Trustee....................................     12,600           117,853
George W. Gowen,
 Trustee....................................     14,209           101,567
Frederic V. Malek,
 Trustee....................................     12,600            95,845
Carl W. Schafer,
 Trustee....................................     12,600            94,885

--------
 + Only independent members of the board of trustees are compensated by the Fund and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each trustee during the fiscal year ended December 31, 1997.
** Represents total compensation paid to each trustee by the fund complex during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

  The following shareholders are shown in the Fund's records as owning more than 5% of the Class H shares of the Portfolios as of April 17, 1998, as indicated below:

                                                                        AMERICAN
                                                           PAINEWEBBER  REPUBLIC
                                                          LIFE VARIABLE VARIABLE
                                                             ANNUITY    ANNUITY
                                                             ACCOUNT    ACCOUNT
                                                          ------------- --------
Money Market Portfolio...................................      71%        27%
High Grade Fixed Income Portfolio........................     100%         0%
Strategic Fixed Income Portfolio.........................      59%        36%
Global Income Portfolio..................................      55%        44%
Balanced Portfolio.......................................      70%        28%
Growth and Income Portfolio..............................      67%        31%
Growth Portfolio.........................................      60%        39%
Aggressive Growth Portfolio..............................     100%         0%
Global Growth Portfolio..................................      72%        27%

  PaineWebber Life Variable Annuity Account is a segregated investment account of PaineWebber Life Insurance Company, 1200 Harbor Blvd., Weehawken, New Jersey 07087. American Republic Variable Annuity Account is a segregated investment account of American Republic Insurance Company, 601 6th Avenue, Des Moines, Iowa 50309.

                          INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of each Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by Fee Agreements dated May 1, 1989, December 30, 1991, September 1, 1993 and May 1, 1998 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus.

  During each of the three years in the period ended December 31, 1997, Mitchell Hutchins earned (or accrued) advisory fees (net of any waivers) in the amounts set forth below for the Portfolios that had operations during that period:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                      --------------------------
PORTFOLIO                                               1997     1996     1995
---------                                             -------- -------- --------
Money Market Portfolio............................... $ 56,346 $ 79,283 $128,777
High Grade Fixed Income Portfolio....................   39,763   44,461   48,852
Strategic Fixed Income Portfolio.....................   53,270   62,785   90,046
Global Income Portfolio..............................  165,480  230,262  351,681
Balanced Portfolio...................................  252,729  249,995  110,377
Growth and Income Portfolio..........................  138,089  111,599   94,315
Growth Portfolio.....................................  299,373  325,065  334,603
Aggressive Growth Portfolio..........................  170,723  155,896  133,956
Global Growth Portfolio..............................  182,141  198,128  257,692

  The Advisory Contract authorizes Mitchell Hutchins to retain one or more Sub-Advisers but does not require Mitchell Hutchins to do so. Under a Sub-Advisory Contract dated September 21, 1995, Pacific Investment Management Company ("PIMCO") serves as Sub-Adviser to Strategic Fixed Income Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $26,635, $31,393 and $11,324 for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. Under a Sub-Advisory Contract dated September 1, 1993, Nicholas-Applegate Capital Management serves as Sub-Adviser to Aggressive Growth Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $106,702, $97,434 and $83,723 for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. Under a Sub-Advisory Contract dated March 23, 1995, GEIM serves as Sub-Adviser to Global Growth Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $70,428, $76,609 and $74,893 for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively.

  Under a Sub-Advisory Contract dated September 1, 1993, Wolf, Webb, Burk & Campbell served as Sub-Adviser to High Grade Fixed Income Portfolio until July 21, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $15,832 for the fiscal year ended December 31, 1995. Under a Sub-Advisory Contract dated May 26, 1994, Mitchell Hutchins Institutional Investors Inc. served as Sub-Adviser to Growth and Income Portfolio until April 3, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $7,400 for the fiscal year ended December 31, 1995.

  Under the terms of the Advisory Contract, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's board of trustees in such manner as the board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolio by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Portfolio for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under each Sub-Advisory Contract, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Portfolio, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, the Portfolio, its shareholders or Mitchell Hutchins to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice to the Sub-Adviser, or by the Sub-Adviser on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins
(1) upon material breach by the Sub-Adviser of its representations and warranties; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to the Sub-Adviser.

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  Personnel of each Sub-Adviser also may invest in securities for their own accounts pursuant to the applicable Sub-Adviser's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS

  Mitchell Hutchins acts as the distributor of the Class I shares of each Portfolio under a distribution contract with the Fund ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell Class I shares of each Portfolio. Class H shares have no distributor or distribution contract. Shares of both Class H and Class I shares are offered continuously to separate accounts of insurance companies.

  Under a plan of distribution pertaining to the Class I shares adopted by the Fund in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class I Plan"), each Portfolio pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets attributable to its Class I shares. Among other things, the Class I Plan provides (1) that Mitchell Hutchins will submit to the board at least quarterly, and the board will review, reports regarding all amounts expended under the Class I Plan and the purposes for which such expenditures were made,
(2) the Class I Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Class I Plan or any agreement related to the Class I Plan, acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding Class I shares of that Portfolio and (4) while the Class I Plan remains in effect, the election and nomination of trustees who are not "interested persons" of the Fund shall be committed to the discretion of the trustees who are not "interested persons" of the Fund.

  In approving the Class I Plan for each Portfolio, the board considered all the features of the distribution system for the Class I shares, including (1) the expectation that Class I shares would be sold primarily to the separate accounts of insurance companies unaffiliated with Mitchell Hutchins or PaineWebber, (2) the expenses those unaffiliated insurance companies were likely to incur in marketing Class I shares to the owners of Contracts issued by their separate accounts, (3) the need to encourage those unaffiliated insurance companies to educate their agents concerning the Portfolio and to compensate their agents for selling its Class I shares and (4) the need to encourage those unaffiliated insurance companies to educate their Contract owners concerning the Portfolio, to respond to Contract owner inquiries concerning the Portfolio and to provide personal and account maintenance services to Contract owners with respect to Class I shares of the Portfolio attributable to their accounts.

  The board also considered all compensation that Mitchell Hutchins would receive under the Class I Plan and the Distribution Contract and the benefits that would accrue to Mitchell Hutchins under the Class I Plan in that Mitchell Hutchins would receive distribution and advisory fees that are calculated based on a percentage of the average net assets of each Portfolio and would increase if the Class I Plan were successful and the Portfolio attained and maintained significant asset levels.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the board, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for each Portfolio. In executing portfolio transactions, Mitchell Hutchins or the applicable Sub-Adviser seeks to obtain the best net results for each Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins or the applicable Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

  During each of the three years in the period ended December 31, 1997, the Portfolios that had operations paid the brokerage commissions set forth below:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                             ----------------------------------
PORTFOLIO                                       1997        1996       1995
---------                                    ----------- ---------- -----------
Money Market Portfolio...................... $         0 $        0 $         0
High Grade Fixed Income Portfolio...........           0          0           0
Strategic Fixed Income Portfolio............       1,149      2,729           0
Global Income Portfolio.....................           0          0           0
Balanced Portfolio..........................      51,556     65,857      39,766
Growth and Income Portfolio.................      39,178     31,792      34,846
Growth Portfolio............................      71,334     33,885      52,967
Aggressive Growth Portfolio.................      47,838     53,904      57,802
Global Growth Portfolio.....................     113,093     78,261     341,107

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of the Portfolios' brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During each of the three years in the period ended December 31, 1997, the Portfolios that had operations paid to PaineWebber the brokerage commissions set forth below:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                             ----------------------------------
PORTFOLIO                                       1997       1996        1995
---------                                    ---------- ----------- -----------
Money Market Portfolio...................... $        0 $         0 $         0
High Grade Fixed Income Portfolio...........          0           0           0
Strategic Fixed Income Portfolio............          0           0           0
Global Income Portfolio.....................          0           0           0
Balanced Portfolio..........................      1,992       1,320         504
Growth and Income Portfolio.................        558         852       1,400
Growth Portfolio............................      4,020         300         900
Aggressive Growth Portfolio.................      1,621         186           0
Global Growth Portfolio.....................          0           0           0

  The $4,020 in brokerage commissions paid by Growth Portfolio to PaineWebber during the fiscal year ended December 31, 1997 represented 5.64% of the aggregate brokerage commissions paid by that Portfolio and 6.70% of the aggregate dollar amount of transactions involving the payment of commissions. The $1,992 in brokerage commissions paid by Balanced Portfolio to PaineWebber during the fiscal year ended December 31, 1997 represented 3.86% of the aggregate brokerage commissions paid by that Portfolio and 3.32% of the aggregate dollar amount of transactions involving the payment of commissions. The $558 in brokerage commissions paid by Growth and Income Portfolio to PaineWebber during the fiscal year ended December 31, 1997 represented 1.42% of the aggregate brokerage commissions paid by that Portfolio and 1.12% of the aggregate dollar amount of transactions involving the payment of commissions. The $1,621 in brokerage commissions paid by Aggressive Growth Portfolio to PaineWebber during the fiscal year ended December 31, 1997 represented 3.60% of the aggregate brokerage commissions paid by that Portfolio and 3.79% of the aggregate dollar amount of transactions involving the payment of commissions.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Portfolio and subject to the review of the board, Mitchell Hutchins or the applicable Sub-Adviser may cause a Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the applicable Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the applicable Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1997, the Portfolios that had operations directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the Portfolios paid the brokerage commissions indicated below:

                                            AMOUNT OF PORTFOLIO    BROKERAGE
PORTFOLIO                                      TRANSACTIONS     COMMISSIONS PAID
---------                                   ------------------- ----------------
Money Market Portfolio.....................     $       0           $    0
High Grade Fixed Income Portfolio..........     $       0           $    0
Strategic Fixed Income Portfolio...........     $       0           $    0
Global Income Portfolio....................     $       0           $    0
Balanced Portfolio.........................     $10,806,216         $12,374
Growth and Income Portfolio................     $ 3,272,033         $ 3,843
Growth Portfolio...........................     $ 8,727,539         $10,179
Aggressive Growth Portfolio................     $28,830,873         $42,851
Global Growth Portfolio....................     $       0           $    0

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins or the applicable Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins or the applicable Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or the applicable Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the applicable Sub-Adviser receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the applicable Sub-Adviser under the Advisory Contract or Sub-Advisory Contract. Research services furnished by brokers or dealers through which or with which the Portfolios effect securities transactions may be used by Mitchell Hutchins or the applicable Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the applicable Sub-Adviser in connection with these other funds or accounts may be used in advising the Portfolios.

  Investment decisions for each Portfolio and for other investment accounts managed by Mitchell Hutchins or the applicable Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolios will not purchase securities that are offered in underwritings in which Mitchell Hutchins, the applicable Sub-Adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, the applicable Sub-Adviser or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Portfolio and will not be a limiting factor when Mitchell Hutchins or the applicable Sub-Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1997 and December 31, 1996, respectively, the portfolio turnover rates were as set forth below:

                                                   PORTFOLIO TURNOVER RATES
                                                      FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                   ---------------------------
PORTFOLIO                                              1997           1996
---------                                              ----           ----
Money Market Portfolio............................     n/a            n/a
High Grade Fixed Income Portfolio.................      95%           282%
Strategic Fixed Income Portfolio..................     175%           317%
Global Income Portfolio...........................     142%           134%
Balanced Portfolio................................     169%           235%
Growth and Income Portfolio.......................      92%            99%
Growth Portfolio..................................      89%            53%
Aggressive Growth Portfolio.......................      89%           115%
Global Growth Portfolio...........................      81%            44%

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The insurance company separate accounts purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently, the NYSE is closed on the observance of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Each Portfolio determines its net asset value separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, the debt securities of the Portfolios (with the exception of Money Market Portfolio) are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the board determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the board. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. In valuing thinly traded securities and lower rated corporate bonds, it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board of trustees. The foreign currency exchange transactions conducted on a spot (that is, cash) basis for the Portfolios that invest outside the United States are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

  Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

  The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                     TAXES

  Shares of the Portfolios are offered only to insurance company separate accounts that fund benefits under the Contracts. See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

  Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for some Portfolios, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio intends to comply or continue to comply with the diversification requirements imposed on it by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  Dividends and interest received by a Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Any Portfolio that may purchase or hold equity securities may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Portfolio is a U.S. shareholder --that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirement--even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Each Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

  If a Portfolio has an "appreciated financial position"--generally, an interest (including an interest through an option, future or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  A Portfolio may acquire zero coupon or other securities issued with OID and/or TIPS A Portfolio must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. A Portfolio may acquire zero coupon or other securities issued with OID and/or TIPS. A Portfolio must include in its gross income the OID that accures on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary.

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                                   DIVIDENDS

  MONEY MARKET PORTFOLIO. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically reinvested in Portfolio shares monthly. The Portfolio does not expect to realize net capital gain. In the event of a redemption of all of the Portfolio's shares held by a shareholder, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

  The board may revise the above dividend policy, or postpone the payment of dividends, if the Portfolio has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board to take any such action.

                               OTHER INFORMATION

  Prior to August 14, 1995, the name of Growth and Income Portfolio was "Dividend Growth Portfolio." Prior to September 21, 1995, the name of Strategic Fixed Income Portfolio was "Government Portfolio" and the name of High Grade Fixed Income Portfolio was "Fixed Income Portfolio." Prior to January 26, 1996, the name of Balanced Portfolio was "Asset Allocation Portfolio." Prior to November 19, 1997, the Fund was known as "PaineWebber Series Trust."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or any Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The board intends to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolios.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.